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                          SIXTH MODIFICATION AGREEMENT             Exhibit 10.18
                   OF THE REVOLVING LOAN AND CREDIT AGREEMENT

      THIS SIXTH MODIFICATION AGREEMENT OF THE REVOLVING LOAN AND CREDIT AGREEMENT (hereafter the "Sixth Modification") made and entered into this 29th day of July, 2005, to be effective as of the 29th day of July, 2005, by and among REGIONS BANK, successor in interest to UNION PLANTERS BANK NATIONAL ASSOCIATION, with its principal office at 6200 Poplar Avenue, Memphis, Tennessee ("Lender"); SUNTRUST BANK, a Georgia banking corporation with its principal office at 850 Ridge Lake Blvd., Fourth Floor, Memphis, Tennessee 38120 (the "Documentation Agent"); FRED'S, INC., a Tennessee corporation having its principal offices at 4300 New Getwell Road, Memphis, Tennessee (the "Borrower"); and FRED'S STORES OF TENNESSEE, INC. (the "Guarantor").

      WHEREAS, Borrower is justly indebted to Lender for Advances made to Borrower evidenced by that certain Promissory Note dated April 3, 2000 (the "Note"), in the original principal amount of Forty Million Dollars ($40,000,000) and that certain Credit Agreement dated March 28, 2000, effective April 3, 2000 (herein the "Credit Agreement"), providing for advances up to a maximum of Forty Million Dollars ($40,000,000);

      WHEREAS, Borrower and Lender entered into a Modification Agreement (the "First Modification") dated May 26, 2000, providing, among other things, that the Note, originally payable on demand, would mature and be due and payable on April 3, 2003;

      WHEREAS, Borrower and Lender entered into a second Modification Agreement (the "Second Modification") dated April 30, 2002, providing, among other things, that the Note would be due and payable on March 31, 2004;

      WHEREAS, Borrower and Lender entered into a third Modification Agreement (the "Third Modification") dated July 31, 2003, providing, among other things, that the Note would be due and payable on July 31, 2006;

      WHEREAS, Borrower and Lender entered into a fourth Modification Agreement (the "Fourth Modification") dated June 28, 2004, providing, among other things, that the Note would be increased to Fifty Million and 00/100 Dollars ($50,000,000.00) until December 15, 2004, at which time it will revert to $40,000,000.00 until July 31 2006;

      WHEREAS, Borrower and Lender entered into a fifth Modification Agreement (the "Fifth Modification") dated October 19, 2004, effective October 20, 2004, in which Lender granted Borrower an additional temporary increase in the Commitment, in the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (in addition to and having the same maturity as the increase created by the Fourth Modification) (the "Temporary Overline"), causing the Commitment to temporarily increase from Forty Million and 00/100 Dollars ($40,000,000.00) to Sixty Million and 00/100 Dollars ($60,000,000.00); and

      WHEREAS, Borrower and Lender desire to amend the Credit Facility, to increase the Commitment, in the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the "Increase"), causing the Commitment to increase from Forty Million and 00/100 Dollars ($40,000,000.00) to Fifty Million and No/100 ($50,000,000.00); to extend the Maturity Date from July 31, 2006 to July 31, 2009; to amend Section 6.1.1.2 to include a reporting date equal to sixty (60) days after the end of the fiscal quarter; and to amend Section 7.1 to increase the other indebtedness from not exceeding Five Million and 00/100 Dollars ($5,000,000.00) to not exceeding Twenty Million and 00/100 Dollars ($20,000,000.00).

      NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      1. Increase of Commitment: Borrower, Lender and Documentation Agent each agree that the Commitment shall be increased by the amount of the Increase, effective July 31, 2005, and that the Commitment, which includes the Increase, shall be immediately due and payable as of July 31, 2009 (such period of time to be referred to as the "Maturity Date").

      2. Other Indebtedness: Borrower, Lender and Documentation Agent each agree that Borrower shall not incur any other Indebtedness in excess of Twenty Million and 00/100 Dollars ($20,000,000.00), which increases the other Indebtedness allowed by Fifteen Million and 00/100 Dollars ($15,000,000.00).

      3. Notation: Lender and Documentation Agent covenant and agree to make a notation upon their respective records showing that the Note and Agreement has been modified as set forth herein.

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      4.    Origination Fee. In consideration of the grant of the Increase by
            Lender, Borrower shall pay an origination fee ("Origination Fee") in an amount equal to six and a quarter basis points (6.25 bp) of the Commitment, equaling the sum of Thirty One Thousand Two Hundred Fifty and 00/100 Dollars ($31,250.00). The amount shall be pro rated based upon the Participation and the Credit Facility. SunTrust shall receive Thirty Seven and One Half Percent (37.5%) of the $31,250.00, while Regions shall receive Sixty Two and One Half (62.5%) of the $31,250.00.

      5. Continuation of Terms. All of the terms, covenants and conditions of the Note, as modified by the First Modification, the Second Modification, Third Modification, Fourth Modification, and Fifth Modification and the Credit Agreement or any other document executed in connection therewith, are, to the extent not inconsistent with the terms herein, hereby incorporated herein by reference. It is expressly understood and agreed that the terms, covenants and conditions of all instruments evidencing or securing the indebtedness evidenced by the Note shall remain in full force and effect, and shall in no manner be affected by the execution of this Sixth Modification except as the same are expressly modified herein. It is further expressly understood and agreed that the Participation Period of Documentation Agent, as set forth in that certain Participation Agreement, by and between the parties, dated as of March 28, 2000, shall be extended and remain in full force and effect, and shall terminate on July 31, 2009, as modified by the Modification to Participation Agreement, dated the 29th day of July, 2005, effective the 29th day of July, 2005. Furthermore, Borrower presently covenants, represents and warrants that it is full and current compliance with all covenants, representations and warranties contained in the Credit Agreement.

      6. Reporting Requirements. Borrower will provide Lender with a copy of its Form 10-Q filed with the Securities Exchange Commission for the same quarter within sixty (60) days of the end of each quarter.

      7. Incorporation by Reference. The parties hereby incorporate by reference the Credit Agreement, First Modification, Second Modification, Third Modification, Fourth Modification, Fifth Modification, and Participation Agreement.

      8. No Discharge. The execution and delivery of this Sixth Modification does not discharge the obligors, sureties, endorsers or guarantors of the Note, and all rights of the Lender against any and all of same are expressly reserved.

      9. Successors in Interest. This Sixth Modification shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, transferees and grantees.

      10. Governing Law: This Sixth Modification shall be construed in accordance with the laws of the State of Tennessee and the parties hereto subject themselves to the jurisdiction of Tennessee and venue of the Courts of Shelby County, Tennessee for the resolution of any dispute hereunder.

      11. Undefined Terms: All capitalized terms not defined herein shall have the same definitions as set forth in the Credit Agreement.

      12. Guarantor: The undersigned Guarantor joins and agrees with the terms of this Sixth Modification and recognizes its continued obligation to pay the entire indebtedness as hereby amended and under the terms of its original Guaranty.

                  [Remainder of page left intentionally blank.]

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      IN WITNESS WHEREOF, the parties have executed this Sixth Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                         BORROWER:

                                         FRED'S INC., a Tennessee corporation

                                         By: /s/Jerry A. Shore
                                             ----------------------
                                         Name: Jerry A. Shore

                                         Title: EVP and Chief Financial Officer

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, Jerry A. Shore, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be the EVP and CFO of FRED'S, INC., a Tennessee corporation, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the company by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 28th day of July 2005.

                                              Terri L Johnson

                                              Notary Public

My Commission Expires:
December 28, 2008

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      IN WITNESS WHEREOF, the parties have executed this Sixth Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                         GUARANTOR AND SUBSIDIARY OF BORROWER:

                                         FRED'S STORES OF TENNESSEE, INC.,
                                         a Tennessee corporation

                                         By: /s/Jerry A. Shore
                                             -----------------------------------

                                         Name: Jerry A. Shore

                                         Title: Vice President

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, Jerry A. Shore, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be the Vice President of FRED'S STORES OF TENNESSEE, INC., a Tennessee corporation, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the company by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 28th day of July 2005.

                                              Terri L Johnson

                                              Notary Public

My Commission Expires:
December 28, 2008

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      IN WITNESS WHEREOF, the parties have executed this Sixth Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                        LENDER:

                                        REGIONS BANK, successor in interest to
                                        UNION PLANTERS BANK NATIONAL ASSOCIATION

                                        By: /s/ James Gummel
                                            ------------------------------------
                                            James Gummel

                                            Senior Vice President

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, James Gummel, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be a SVP of REGIONS BANK, successor in interest to UNION PLANTERS BANK NATIONAL ASSOCIATION, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the bank by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 29th day of July 2005.

                                              Lasandra Cleaves

                                              Notary Public

My Commission Expires:
December 30, 2007

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      IN WITNESS WHEREOF, the parties have executed this Sixth Modification
Agreement of the Revolving Loan and Credit Agreement as of the day and year first above written.

                                    DOCUMENTATION AGENT:

                                    SUNTRUST BANK, a Georgia banking corporation

                                    By: /s/ Bryan W. Ford
                                        ----------------------------------------

                                    Name: Bryan W. Ford

                                    Title: Director

STATE OF TENNESSEE

COUNTY OF SHELBY

      Before me personally appeared, Bryan W. Ford, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be a Director of SUNTRUST BANK, a Georgia banking corporation, and that he as such officer being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the bank by himself as such officer.

      WITNESS MY HAND AND OFFICIAL SEAL, at office this 29th day of July 2005.

                                              Judy B. Carmichael

                                              Notary Public

My Commission Expires:
September 19, 2007